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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: August 13, 1997                   Date of Event: August 5, 1997

                              Allied Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        Georgia                          0-22276                 58-0360550
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


160 Clairemont Avenue, Suite 510, Decatur, Georgia                    30030
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(Address of principal executive offices)                            (Zip Code)

                                  404/370-1100
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              (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name or former address, if changed since last report)


                The Total Number of Pages in this Document is 5.





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Item 5. Other Events

     On August 5, 1997 Registrant issued the press release filed herewith as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (a)  Not applicable

       (b)  Not applicable

       (9)  Exhibits

       99.1 Press Release dated August 5, 1997


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLIED HOLDINGS, INC.



August 13, 1997                                 /s/ Daniel H. Popky
                                                ------------------------------
                                                Daniel H. Popky, Vice President
                                                of Finance


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                                  EXHIBIT INDEX


      Exhibit Number                                Description
      --------------                                -----------
           99.1                           Press Release dated August 5, 1997